UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): September 25, 2025

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Marketing of New Term Loan Facility
On September 25, 2025, ADT Inc. (“ADT,” the “Company,” “we” and “our”) announced that Prime Security Services Borrower, LLC, a Delaware limited liability company (“Prime Borrower”), Prime Security Services Holdings, LLC, a Delaware limited liability company, and The ADT Security Corporation, a Delaware corporation (“ADTSC” and together with Prime Borrower, the “Borrowers”), each a direct or indirect wholly owned subsidiary of the Company, intend to commence the marketing of a new $300 million incremental first lien senior secured term B-2 loan facility (the “New Term Loan Facility”), expected to mature in 2032.
The Company intends to use the proceeds from the New Term Loan Facility, together with the proceeds from the potential incurrence of an additional $1.0 billion principal amount of first lien senior secured debt and cash on hand, to fund the redemption of all $1.3 billion (the “Redemption”) of outstanding 6.250% second-priority senior secured notes due 2028 (the “Second-Priority Notes”) issued by Prime Borrower and Prime Finance Inc., a Delaware corporation and a direct or indirect wholly owned subsidiary of ADT (“Prime Finance” and, together with Prime Borrower, the “Issuers”). The closing of the New Term Loan Facility is subject to successful marketing and other conditions, and there can be no assurance that the Company’s subsidiaries will close the New Term Loan Facility (or additional first lien senior secured debt) as described or at all.
This disclosure shall not constitute an offer to sell or the solicitation of an offer to purchase any security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offering, solicitation or sale would be unlawful.
Conditional Notice of Redemption
On September 25, 2025, the Issuers issued a Conditional Notice of Redemption to holders of the outstanding Second-Priority Notes (the “Conditional Notice of Redemption”). The Conditional Notice of Redemption provides for the redemption by the Issuers of all outstanding Second-Priority Notes on October 25, 2025 (the “Redemption Date”) at a redemption price equal to 100.000% of the principal amount of the Second-Priority Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date. The Conditional Notice of Redemption is conditioned on the completion of one or more incurrences of new long-term indebtedness for borrowed money on or prior to the Redemption Date by the Issuers or ADTSC on terms satisfactory to the Issuers and in an aggregate principal amount satisfactory to the Issuers.
Forward Looking Statements
ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the New Term Loan Facility, an incurrence of additional first lien senior secured debt and the expected use of proceeds of the New Term Loan Facility and incurrence of additional first lien senior secured debt, including with respect to the Redemption; the expectations, plans and objectives of management; any stated or implied outcomes with regard to the foregoing; and other matters. Without limiting the generality of the preceding sentences, any time we use the words “ongoing,” “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or various or comparable terminology, and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this filing, including among others, factors relating to risks and uncertainties regarding the benefits and any difficulties with respect to the effect of the Company’s divestiture of its commercial business and the Company’s exit from its residential solar business (the “ADT Solar Exit”), including that the costs of the ADT

Solar Exit may exceed the Company’s best estimates; the Company’s ability to keep pace with rapid technological changes and other industry changes; the Company’s ability to maintain and grow the Company’s existing customer base and to integrate strategic bulk purchases of customer accounts; activity in repurchasing shares of ADT’s common stock under the Company’s current share repurchase plan; the Company’s expectations regarding its ability to effectively implement counter measures intended to safeguard the Company’s information technology assets and operations; the Company’s ongoing assessments of the impacts of cybersecurity incidents, including with respect to the Company’s relationships with customers, employees and regulators; the Company’s ability to coordinate effectively with its third party business partners to address any cybersecurity incidents; legal, reputational and financial risks resulting from any cybersecurity incidents; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect actual results of operations or financial condition; the development, deployment, and use of artificial intelligence (“AI”) in our products and services, including technological and legal uncertainties surrounding AI technologies; any material changes to the valuation allowances the Company takes with respect to its deferred tax assets; any changes in regulations or laws, economic and financial conditions, including labor and tax law changes or any impacts on the global economy or consumer discretionary spending due to tariffs or otherwise, changes to privacy requirements, changes to telemarketing, email marketing and similar consumer protection laws, interest volatility, and trade tariffs and restrictions applicable to the products we sell; the Company’s ability to effectively implement its strategic partnerships with State Farm or Google, including, commercializing products or utilizing any of the amounts invested in the Company or provided by State Farm for research and development or other purposes; and risks that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 25, 2025	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
President, Corporate Development and Transformation, and Chief Financial Officer